                                                                Exhibit 10.1

          AMENDMENT NO. 9 TO AMENDED AND RESTATED COMMERCIAL LOAN AND
          -----------------------------------------------------------
                               SECURITY AGREEMENT
                               ------------------


        This AMENDMENT NO. 9 TO AMENDED AND RESTATED COMMERCIAL LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of the 16th day of July, 2008,
                                                        ----
by and among TRANS-LUX CORPORATION, a Delaware corporation, with its chief executive office and principal place of business located at 26 Pearl Street, Norwalk, Connecticut 06850 ("Borrower"), each of the other corporations signatory hereto as guarantors (collectively, the "Guarantors"), and PEOPLE'S UNITED BANK (formerly known as People's Bank), a Connecticut chartered banking corporation with an office located at 350 Bedford Street, Stamford, Connecticut 06901 ("Lender").

                                  WITNESSETH:

        WHEREAS, Lender has made certain loans (collectively, the "Loans") to Borrower pursuant to a certain Amended and Restated Commercial Loan and Security Agreement dated as of December 23, 2004 (the "Original LSA"), as amended by a certain Amendment No. 1 to Amended and Restated Commercial Loan and Security Agreement dated as of May 9, 2006, as further amended by a letter agreement dated November 16, 2006, as further amended by a letter agreement dated April 2, 2007, as further amended by a letter agreement dated May 17, 2007 as further amended by a certain Amendment No. 5 to Amended and Restated Commercial Loan and Security Agreement dated as of August 9, 2007, as further amended by a letter agreement dated March 24, 2008, as further amended by a letter agreement dated March 27, 2008 and as further amended by a certain Amendment No. 8 to Amended and Restated Commercial Loan and Security Agreement dated as of May 20, 2008 (collectively, the "Amendments") (the Original LSA, as amended by the Amendments and as further amended from time to time, being hereinafter referred to as, the "LSA");

        WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LSA;

        WHEREAS, the Guarantors have guaranteed all obligations of the Borrower to the Lender under the LSA and related Loan Documents pursuant to a certain Amended and Restated Unlimited Guaranty dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guaranty Agreement");

        WHEREAS, as security for its obligations to the Lender, including, without limitation, those arising under the LSA the Borrower has, among other things, granted to the Lender a lien on and security interest in all of its personal property assets pursuant to the LSA;

        WHEREAS, as security for their respective obligations to the Lender under the Guaranty Agreement, each Secured Guarantor has granted to the Lender a lien on and security interest in all if its personal property assets pursuant to a certain Amended and Restated Guarantor Security Agreement dated as of December 23, 2004 (as the same may be amended or reaffirmed from time to time, the "Guarantor Security Agreement");

        WHEREAS, Borrower and the Guarantors (collectively, the "Obligors") have requested Lender (i) to consent to the sale of assets of the Borrower's Theatre Division pursuant to an Asset Purchase Agreement dated July 7, 2008 among Marwit Capital Partners II, L.P. (together with Storyteller Theaters Corporation or any other corporation or entity which may be formed by Marwit Capital Partners II, L.P. to acquire such theatre Division, the "Purchaser") and the Borrower's subsidiaries (the "Asset Purchase Agreement"), a copy of which has been delivered to the Lender; and (ii) to delete the provisions of Section 2.19A entitled "Additional Mandatory Prepayments", and

        WHEREAS, Section 10.1 of the LSA provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

        NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and each Obligor agree as follows:

1.      Acknowledgments, Affirmations and Representations and Warranties.
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        a.      The Obligors acknowledge, affirm, represent and warrant that:

                (i) All of the statements contained herein are true and correct and that each understands that the Lender is relying on the truth and completeness of such statements to enter into this Agreement.

                (ii) As of July 15, 2008, the Borrower is legally and validly indebted to the Lender: (A) by virtue of the Term Loan in the principal amount of $6,500,000, (B) by virtue of the Revolving Loan in the principal outstanding amount of $5,000,000, and (C) by virtue of the Converted Term Loan in the principal amount of $3,812,500, plus interest and fees accrued and accruing on each of the foregoing and costs and expenses of collection, including without limitation, attorneys' fees, relating thereto and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

                (iii) Each Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty Agreement and there is no defense, offset or counterclaim with respect thereto or independent claim or action against the Lender.

                (iv) The resolutions previously adopted by the Board of Directors of the Borrower and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

                (v) The Borrower has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

                (vi) The resolutions previously adopted by the Board of Directors of each of the Guarantors and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

                (vii) Each Guarantor has the power and authority to enter into, and has taken all necessary corporate action to authorize, this Agreement and the transactions contemplated hereby and thereby.

                (viii) All representations, warranties and covenants contained in, and schedules and exhibits to, the LSA, the Guaranty Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, are incorporated herein by reference and are hereby remade except that Schedule 4.4(c) to the LSA relating to outstanding indebtedness of the
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Borrower and the Guarantors is hereby updated and replaced with Schedule 4.4(c)
                                                                ---------------
attached hereto which includes pro forma elimination of loans and mortgages of the Theatre Division assumed or repaid by the Purchaser under the Asset Purchase Agreement.

                (ix) No Default currently exists under the LSA, the Guaranty Agreement or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under any of the Loan Documents but for the giving of notice or passage of time, or both.

                (x) The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or any Guarantor's Certificate of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any Guarantor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or any Guarantor.

2.      Consent to Sale of Theater Division.
        ------------------------------------

Lender hereby consents to the sale of assets of the Theatre Division substantially in accordance with the Asset Purchase Agreement provided that:

        (i) simultaneous with the closing of such transaction, the net proceeds of approximately $6,000,000, after deducting all closing expenses including taxes, expenses shared under the Asset Purchase Agreement, legal fees, fee of Jesup and Lamont Incorporated of $600,000, the Forbearance and Amendment Fee payable to Lender and other customary and necessary expenses of the transaction, are applied in prepayment to the Term Loan in the inverse order of maturity as Additional Mandatory Prepayments;

        (ii) simultaneous with the closing of such transaction, the Forbearance and Amendment Fee of $350,000 is paid to the Lender; and

        (iii) upon receipt by the Borrower or any Guarantor of any earn-out payments or other amounts due to any of them under the Asset Purchase Agreement (collectively, the "Earn-Out

Payments"), the amount of any such Earn-Out Payment which is received by the Borrower or any Guarantor shall be immediately turned over to the Lender for application to the prepayment of the Loans in such order as the Lender shall determine in it sole and absolute discretion and, in connection therewith, on or before August 15, 2008, the Borrower and the Guarantors shall execute and deliver to the Lender a collateral assignment of such Earn-Out Payments (the "Collateral Assignment") which shall be agreed to and acknowledged by the Purchaser and which shall otherwise be in form and content satisfactory to the Lender. The Borrower and the Guarantors agree and acknowledge that time is of the essence with respect to the performance of this condition and that the failure of the Borrower or any Guarantor to immediately turn over any Earn-Out Payment to the Lender or to deliver the Collateral Assignment in accordance with the terms hereof shall constitute an Event of Default under, and as defined in, the LSA.

3.      Amendment of LSA and other Loan Documents.
        ------------------------------------------

        a. After giving effect to the payments to Lender in 2 above, the following amendments shall simultaneously be effected:

                (i) deleting the definition of "Forbearance and Amendment Fee" set forth therein in its entirety; and

                (ii) amending Article 2 of the LSA by deleting "Section 2.19A Additional Mandatory Prepayments" in its entirety.
---------------------------------

        Nothing in this Section Consent and Amendment shall be deemed or implied, directly or indirectly, to relieve the Borrower from making regularly scheduled principal and interest payments under the Notes or otherwise waive any of the Borrower's other obligations to the Lender, and the Borrower agrees and acknowledges that all regularly schedule principal and interest payments under the Notes shall continue to be made as set forth therein and that any prepayments shall be applied in the inverse order of maturity and otherwise in accordance with the terms of the LSA.

        b. Any reference in any of the Notes or any of the other Loan Documents to: (i) the Amended and Restated Commercial Loan and Security Agreement between the Borrower and the Lender dated as of December 23, 2004 (howsoever defined) shall be amended to refer to and mean the Original LSA, as amended by the Amendments and as further amended and modified by this Agreement.

4.      Effect of Amendment; Reaffirmation of Liens and other Obligations.
        ------------------------------------------------------------------

Lender and each Obligor hereby agree and acknowledge that except as provided in this Agreement, the LSA, the Guaranty Agreement, the Guarantor Security Agreement and the other Loan Documents (together with all Schedules and Exhibits attached hereto) remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and each Obligor that this Agreement and the LSA be read, construed and interpreted as one and the same instrument. In addition, without limiting the generality of the foregoing:
(i) the Borrower acknowledges, affirms and agrees that the Lender's security interest in the Collateral shall continue to secure any and all of the Borrower's indebtedness to the Lender, including without limitation, the indebtedness arising under the LSA, as amended hereby; and (ii) each Guarantor acknowledges, affirms and agrees that (A) the Obligations of the Borrower to the Lender which have been guaranteed by such Guarantor include, without limitation the Loans, as modified hereby; and (B) each Secured Guarantor acknowledges, affirms and agrees that the Lender's security interest in the Collateral (as defined in the Guarantor Security Agreement) shall continue to secure the payment and performance of all of its obligations and liabilities to the Lender arising under the Guaranty Agreement.

5.      Fees and Expenses.  The Borrower agrees to pay all legal fees and
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expenses of Lender incurred in connection with the preparation, negotiation and execution of this Agreement.

6.      Governing Law.  This Agreement shall be governed by and construed in
        --------------
accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

7.      Counterparts.  This Agreement may be executed in any number of
        -------------
identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

8.      Capitalized Terms.  All capitalized terms not otherwise defined in this
        ------------------
Agreement shall have the meanings ascribed to such terms in the LSA.

9.      Benefit.  This Agreement shall inure to the benefit of and bind the
        --------
parties hereto and their respective successors and assigns.


                         [NEXT PAGE IS SIGNATURE PAGE]

        IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Agreement as of the date first above written.

WITNESSES:

/s/ Joe Goncalves                       TRANS-LUX CORPORATION
------------------------------
/s/ Todd Dupee
------------------------------          By:/s/ Angela D. Toppi
                                               ----------------------------
                                           Name: A. D. Toppi
                                           Its:  EVP
                                           Duly Authorized


                                         TRANS-LUX DISPLAY CORPORATION
                                         TRANS-LUX MIDWEST CORPORATION
                                         TRANS-LUX WEST CORPORATION
                                         TRANS-LUX DURANGO CORPORATION
                                         TRANS-LUX SERVICE CORPORATION
                                         TRANS-LUX FOUR CORNERS CORPORATION
                                         TRANS-LUX LOS LUNAS CORPORATION
                                         TRANS-LUX MONTEZUMA CORPORATION
                                         TRANS-LUX REAL ESTATE CORPORATION
                                         TRANS LUX SUMMIT CORPORATION
                                         TRANS-LUX TAOS CORPORATION
                                         TRANS-LUX VALLEY CORPORATION
                                         TRANS-LUX WYOMING CORPORATION
                                         TRANS-LUX CASTLE ROCK COPORATION
                                         TRANS-LUX COCTEAU CORPORATION
                                         TRANS-LUX COLORADO CORPORATION
                                         TRANS-LUX DESERT SKY CORPORATION
                                         TRANS-LUX DREAMCATCHER CORPORATION
                                         TRANS-LUX HIGH FIVE CORPORATION
                                         TRANS-LUX LARAMIE CORPORATION
                                         TRANS-LUX LOMA CORPORATION
                                         TRANS-LUX SKYLINE CORPORATION
                                         TRANS-LUX STARLIGHT CORPORATION
                                         TRANS-LUX STORYTELLER CORPORATION
                                         TRANS-LUX NEW MEXICO CORPORATION
                                         TRANS-LUX MULTI-MEDIA CORPORATION
                                         TRANS-LUX CINEMA CONSULTING CORPORATION
                                         TRANS-LUX LOVELAND CORPORATION
                                         TRANS-LUX MOVIE OPERATIONS CORPORATION
                                         TRANS-LUX MULTIMEDIA CORPORATION
/s/ Joe Goncalves
------------------------------
/s/ Todd Dupee
------------------------------           By: /s/ Angela D. Toppi
                                            ----------------------------
                                               Angela D. Toppi
                                               Its:  Executive Vice President


          [Signature Page 1 to Amendment No. 9 to Amended and Restated
                    Commercial Loan and Security Agreement]

/s/ Witness                              PEOPLE'S UNITED BANK (formerly known as
-----------------------------            People's Bank)

/s/ Witness                              By: /s/ Martin H. Anderson
-----------------------------               -------------------------------
                                            Name: Martin H. Anderson
                                            Its: Vice President
                                            Duly Authorized










          [Signature Page 2 to Amendment No. 9 to Amended and Restated
                    Commercial Loan and Security Agreement]